SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 8, 2010

                           EFT BIOTECH HOLDINGS, INC.
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                 (Name of Small Business Issuer in its charter)

               Nevada                0-27715                 20-1211204
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     (State of incorporation)   (Commission File No.)      (IRS Employer
                                                         Identification No.)

                         17800 Castleton St., Suite 300
                           City of Industry, CA 91748
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (626) 581-3335

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      The Company owns 48.81% of the capital stock of Excalibur International Marine Corp. Excalibur owns a high speed ship the OceanLaLa, which transports passengers and cargo between Taiwan and mainland China through the Taiwan Strait.

      On August 8, 2010 the OceanLaLa was damaged when sailing in the Taiwan Strait. As a result of the damage suffered, the OceanLaLa has been taken out of service indefinitely.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 16, 2010                   EFT BIOTECH HOLDINGS, INC.



                                          By:  /s/ Jack Jie Qin
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                                              Jack Jie Qin, President